FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):  April 30, 2019

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18370	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714

(Address of principal executive offices, including zip code)

(847) 966-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The NASDAQ Stock Market LLC

Item 5.03.        Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2019, the Board of Directors (the “Board”) of Perma-Pipe International Holdings, Inc. (the “Company”) approved an amendment (the “Amendment”) to, and the amendment and restatement of, the Company’s Fourth Amended and Restated By-Laws (the “Bylaws”) to remove certain limitations on the right of the Company’s stockholders to call a special meeting.

In particular, the Bylaws previously required a request by stockholders holding a majority of the Company’s common stock in order to call a special meeting to consider a matter substantially the same as a matter previously considered by the stockholders in the past 12 months.  The Amendment removes this requirement.  As a result of the Amendment, stockholders holding ten percent of the Company’s common stock may call a special meeting with no qualification or limitation.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment and the Fifth Amended and Restated By-Laws of the Company. Complete copies of the Amendment and the Fifth Amended and Restated By-Laws of the Company are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

In addition, on April 30, 2019, the Board also approved and adopted an amendment to the Company’s Corporate Governance Guidelines to provide for a director retirement policy, which provides that a non-employee director shall not stand for re-election and shall retire from the Board on the date of the annual stockholder meeting that next follows such director’s seventy-second birthday.

Item 9.01.       Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits.  The following exhibit is being furnished herewith:

Exhibit Number	Description
3.1	Amendment to Fourth Amended and Restated By-Laws of Perma-Pipe International Holdings, Inc.
3.2	Fifth Amended and Restated By-Laws of Perma-Pipe International Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: May 6, 2019	By: /s/ D. Bryan Norwood
D. Bryan Norwood
Vice President and Chief Financial Officer